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                                                                   EXHIBIT 10.25

                AMENDED AND RESTATED NON-RECOURSE PROMISSORY NOTE

$150,000                                                          April 13, 2001

     FOR VALUE RECEIVED, John H. Dalton ("Maker") promises to pay to IPG Photonics Corporation, a Delaware corporation (the "Company"), or order, the principal sum of One Hundred and Fifty Thousand Dollars ($150,000), together with interest (compounded annually) on the unpaid principal hereof from the date hereof at an annual rate of 5.86%.

     Interest and principal shall be due and payable on December 31, 2004 or nine months following an initial public offering by the Company, whichever is earlier. Payments of principal and interest shall be made in lawful money of the United States of America. The Maker may at any time prepay all or any portion of the principal or interest owing hereunder without penalty.

     This Note is secured pursuant to the terms of a Pledge Agreement between the Maker and the Company of even date herewith, as amended from time to time. The holder shall have no recourse against the undersigned, and shall be required to proceed only against the collateral securing this Note in the event of default.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against collateral securing this Note in the event of default.

     In the event the Maker shall cease to be an employee of the Company for the following reasons:

          A. The Company reasonably determines in its discretion that Maker has been materially negligent in the performance of, or materially fails to perform, Maker's duties, or has failed to comply with the reasonable and material directions of the Company, provided that the Company has given Maker written notice of the deficiencies in performance or failure to comply and Maker has failed within thirty (30) days after service of such notice to cure such deficiencies to the Company's satisfaction;

          B. The determination by the Company in the exercise of its reasonable judgment that Maker has committed an act or acts constituting fraud with respect to the Company, or the Maker has been convicted of, or admits to, or enters a plea of nolo contendere to a felony or any crime involving moral turpitude; or

          C. In the event of the Maker's termination of employment with the Company for any reason, other than for the following:

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               i.   The assignment to Maker of any duties materially
                    inconsistent (except in the nature of a promotion) with Maker's position in the Company or a substantial adverse alteration in the nature of Maker's position or responsibilities or in the conditions of employment;

               ii. A reduction by the Company in Maker's then-current salary or a material reduction in benefits; or

               iii. A termination of employment with the Company without cause;
                    or

          D. The declaration of or filing for bankruptcy or insolvency by the Maker,

then, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable. After default in the required payment of principal or interest, or the acceleration of this Note, then interest shall thereafter accrue at rate of 7.86% per annum.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the Maker. This Note shall be governed by the laws of the State of Massachusetts, without giving effect to its choice of law principles thereof. This Note amends, restates and supersedes in its entirety the Promissory Note, dated April 13, 2001, having a maturity date of April 13, 2002, and the Amended and Restated Promissory Note, dated April 2001, having a maturity date of December 4, 2004


                                        /S/ John H. Dalton
                                        ----------------------------------------
                                        John H. Dalton


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